   EXHIBIT 32.2

Certification of Principal Executive Officer
Pursuant to U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Adi Raviv, Chief Financial Officer of U.S. Wireless Data, Inc., hereby certify, to my knowledge, that the annual report on Form 10-KSB for the period ending June 30, 2003 of U.S. Wireless Data, Inc. (the "Form 10-KSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of U.S. Wireless Data, Inc.

Dated: October 14, 2003

/s/ Adi Raviv Adi Raviv Chief Financial Officer (Principal Financial Officer)